Exhibit 10.2
Execution Version
AMENDMENT NO. 1 TO
PURCHASE AND SALE AGREEMENT
    THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the July 6, 2023 by and among NiSource Inc., a Delaware corporation (the “Parent”), NIPSCO Holdings II LLC, a Delaware limited liability company (the “Company”), and BIP Blue Buyer L.L.C., a Delaware limited liability company (the “Investor”, and each of the Parent, the Company and the Investor is herein referred to as a “Party” and together, the “Parties”), and amends that certain Purchase and Sale Agreement, dated June 17, 2023 (the “Purchase Agreement”), by and among the Parties. All capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.
RECITALS
    A.    The Parties desire to amend and restate the Disclosure Schedules in their entirety in the form as attached hereto as Exhibit A (the “Amended Disclosure Schedules”).
    B.    Subsection 10.6 of the Purchase Agreement provides that any provision of the Disclosure Schedules may be amended only in a writing signed by each of the Parties.
    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein made and on the terms and subject to the conditions herein contained, the Parties agree as follows:
AGREEMENT
1.Amended and Restated Disclosure Schedule. The Disclosure Schedules are hereby amended and restated in their entirety in the form attached hereto as Exhibit A.
2.Miscellaneous.
a.Effect. The Purchase Agreement, as amended hereby, is hereby ratified and confirmed in all respects and shall remain in full force and effect pursuant to the terms thereof.
b.Governing Law. Section 10.14 of the Purchase Agreement is hereby incorporated herein mutatis mutandis.
c.Severability. If any term, provision, covenant or restriction contained in this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and, to the extent permitted and possible, any invalid, void or unenforceable term shall be deemed replaced by a term that is valid and enforceable and that comes closest to expressing the intention of such invalid, void or unenforceable term.
d.Entire Agreement. The Purchase Agreement, as amended by this Amendment, and any other agreements expressly referred to herein or therein, contains the entire agreement of the Parties respecting the sale and purchase of the Purchased Interests and the transactions contemplated hereby and supersedes all prior agreements among the Parties respecting the sale and purchase of the Purchased Interests.
e.Counterparts. This Amendment may be executed in counterparts, and any Party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. The Parties agree that the delivery of this Amendment may be effected by means of an exchange of facsimile or electronically transmitted signatures.
[Signature pages follow]

    IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

PARENT:

NISOURCE INC.

By: _/s/ Shawn Anderson_______
Name: Shawn Anderson
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement]

COMPANY:

NIPSCO HOLDINGS II LLC

By: _/s/ Shawn Anderson______
Name: Shawn Anderson
Title: President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement]

INVESTOR:

BIP BLUE BUYER L.L.C.

By: BIP Holdings Manager L.L.C., its managing member

By: _/s/ Sebastien Sherman ______
Name: Sebastien Sherman
Title: Senior Managing Director

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement]

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement]

EXHIBIT
DISCLOSURE SCHEDULES

[SEE ATTACHED]

[REMAINDER OF PAGE INTENTIONALLY REMAINS BLANK]

Company and Parent Disclosure Schedules

[Exhibit A]

Schedule 2.3        -    No Violation
Schedule 2.5(a)    -    Equity Interests
Schedule 2.6(b)    -    No Undisclosed Liabilities
Schedule 2.6(e)    -    Leakage Since Balance Sheet Date
Schedule 2.7        -    Absence of Certain Developments
Schedule 2.8(g)    -    Encumbrances on Real Property
Schedule 2.9        -    Tax Matters
Schedule 2.10        -    Material Contracts
Schedule 2.13        -    Employees
Schedule 2.14(a)    -    Employee Benefit Plans
Schedule 2.14(d)    -    Post-Employment or Retirement Welfare Benefits
Schedule 2.14(e)    -    Title IV Plans
Schedule 2.16        -    Environmental Matters
Schedule 2.17        -    Governmental Investigations
Schedule 2.18        -    Affiliated Transactions
Schedule 2.19        -    Regulatory Matters
Schedule 3.3        -    No Violation (Parent)
Schedule 3.4        -    Governmental Consents (Parent)
Schedule 3.7        -    Broker Fees (Parent)
Schedule 5.1(a)    -    Conduct of Business
Schedule 5.1(b)    -    Permitted Interim Period Business Activities
Schedule 5.7        -    Interim Period Subsidiaries
Schedule 9.2        -    Tax Allocation
Schedule 10.17    -    Existing Indebtedness

Investor Disclosure Schedules

Schedule 4.6        -    Broker Fees (Investor)
Schedule 4.10        -    Regulatory
Schedule 5.3(d)    -    Investor Interim Acquisitions